Form 8-A/A


                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSU-
                 ANT TO SECTION 12(b) OR 12(g) OF THE
                   SECURITIES EXCHANGE ACT OF 1934



                       TRINITY INDUSTRIES, INC.
        (Exact name of Registrant as specified in its charter)



                                         Delaware 75-0225040
     (State of Incorporation         (I.R.S. Employer
       or Organization)             Identification No.)

     2525 Stemmons Freeway
         Dallas, Texas                  75207-2401
     (Address of principal executive offices)(Zip Code)



     Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each Class Name of Each Exchange on Which to be so Registered Each Class is to be Registered

     Preferred Stock              New York Stock
     Purchase Rights                 Exchange


     Securities to be registered pursuant to Section 12(g) of the Act:

                               None
                         (Title of Class)

Item 1.   Description of Registrant's Securities to be
               Registered.

               The description of the Preferred Stock Purchase Rights registered hereby is incorporated by reference to the description contained under the heading "Description of Securities to be Registered" in the Registration Statement Of Certain Classes Of Securities on Form 8-A, filed with the Securities and Exchange Commission (the "Commission") on May 2, 1989.

               Additionally, on May 6, 1997, Trinity Indus-tries, Inc. (the "Company") amended the terms of the Pre-ferred Stock Purchase Rights by amending the Rights Agreement (the "Rights Agreement") dated April 11, 1989, between the Company and NCNB Texas National Bank, prede-cessor to The Bank of New York ("Amendment No. 1"). Amendment No. 1 modifies the Rights Agreement in several areas: (i) the definition of "Acquiring Person" has been amended to (A) reduce to 10% the threshold of Beneficial Ownership of Common Stock resulting in a Person becoming an Acquiring Person and (B) provide a limited exception therefrom for certain Persons entitled to report owner-ship (but less than 15%) on SEC Schedule 13G who either
     (x) beneficially owned, on May 6, 1997, 10% or more of the outstanding shares of Common Stock and do not at any time become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock or (y) upon request of the Company, certify that such Persons acquired shares of Common Stock in excess of 9.99% inadvertently and who thereafter do not acquire additional shares of Common Stock while the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding and dispose of the portion of such Common Stock in excess of 9.99%; (ii)
     Section 11(a)(ii) has been amended to provide that a flip-in event shall occur upon any Person becoming an Acquiring Person; (iii) Section 13(a) has been amended to provide that the flip-over provision shall apply whether or not a Stock Acquisition Date has occurred; (iv) Sec-tion 23 has been amended to revise the exception to the requirement for the concurrence of Continuing Directors in a redemption, set forth in clause (y) of the proviso to the first sentence, to apply only to Qualifying Offers (i.e., offers for all shares determined by a majority of the Continuing Directors who are not officers of the Registrant to be at a price which is fair to stockholders and otherwise in the best interests of the Company and its stockholders); and (v) Section 26 has been amended to provide that any amendment to the Rights Agreement fol-lowing a Stock Acquisition Date or a change (resulting from a proxy or consent solicitation) in a majority of the Board of Directors under certain circumstances (un-less the solicitation occurs concurrent with a Qualifying Offer) shall require the concurrence of Continuing Direc-tors. The description of Amendment No. 1 contained herein is not complete and is qualified in its entirety by reference to Amendment No. 1 which is filed as an exhibit hereto and which is incorporated by reference herein. Capitalized terms not defined herein, will have the meanings attached to them in the Rights Agreement.


     Item 2. Exhibits

            1    Rights Agreement dated as of April 11,
                      1989, by and between the Company and NCNB
                      Texas National Bank, as Rights Agent (in-corporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the Commission May 2,
                      1989).

            2    Amendment No. 1 to the Rights Agreement,
                      dated as of May 6, 1997, between the Com-pany and The Bank of New York, as Rights
                      Agent.

                             SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

     Date: May 7, 1997


                              TRINITY INDUSTRIES, INC.
                              (Registrant)


                              By:  \S\  F. Dean Phelps
                                   Name:  F. Dean Phelps
                                   Title: Vice President

                           EXHIBIT INDEX




     Exhibit No.             Description                   Page

     1                 Rights Agreement dated as of
                       April 11, 1989, by and between
                       the Company and NCNB Texas Na-
                       tional Bank, as Rights Agent,
                       (incorporated by reference to Ex-
                       hibit 1 to the Company's Regis-
                       tration Statement on Form 8-A,
                       filed with the Commission May 2,
                       1989).

     2                 Amendment No. 1 to the Rights
                       Agreement, dated as of May 6,
                       1997, between the Company and The
                       Bank of New York, as Rights
                       Agent.

                        AMENDMENT NO. 1

     Amendment No. 1, dated as of May 6, 1997, between Trinity Industries, Inc., a Delaware corporation
     (the "Company"), and The Bank of New York (the "Rights
     Agent").

               WHEREAS, the Company and NCNB Texas National
     Bank, predecessor to the Rights Agent, have heretofore executed and entered into a Rights Agreement, dated as of April 11, 1989 (the "Rights Agreement"), setting forth the terms of Preferred Stock Purchase Rights of the Company (the "Rights"); and

               WHEREAS, the Company and the Rights Agent may from time to time supplement or amend the Rights Agree-ment pursuant to the provisions of Section 26 of the Rights Agreement; and

               WHEREAS, all acts and things necessary to make this Amendment No. 1 a valid, legal and binding instru-ment of the Company and the Rights Agent have been duly done, performed and fulfilled, and the execution and delivery hereof by each of the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent, respectively.

               NOW, THEREFORE, the Company and the Rights
     Agent hereby agree as follows:

               1.   Pursuant to Section 26 of the Rights
     Agreement, Section 1(a) of the Rights Agreement is hereby amended to read in its entirety as follows:

            "(a) "Acquiring Person" shall mean any Person
            (as such term is hereinafter defined) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 10% or more of the shares of Common Stock of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity holding shares of Common Stock of the Company for or pursuant to the terms of any such plan. Notwithstanding the foregoing, (i) no Person shall become an "Acquiring Person" solely as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 10% or more of the shares of Common Stock of the Company then outstanding; unless and until such time as such Person shall purchase or otherwise become (as a result of actions taken by such Person or its Affil-iates or Associates) the Beneficial Owner of addi-tional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock other than pursuant to a Qualifying Offer (as de-fined below) and (ii) "Acquiring Person" shall not include any Person while such Person is entitled to report such ownership (but less than 15%) on Sched-ule 13G under the Exchange Act (as defined below) (or any comparable or successor report) and does not state any intention to or reserve the right to change or influence the control of the Company or engage in any of the actions specified in Item 4 of
            Schedule 13D (or any successor form) under the Exchange Act (as defined below) (other than the disposition of Common Stock) and either (A) was the Beneficial Owner on May 6, 1997 of 10% or more of the outstanding shares of Common Stock and does not at any time become the Beneficial Owner of 15% or more of the outstanding shares of Common Stock or
            (B) within 10 Business Days of being requested by the Company to advise it regarding the same, certi-fies to the Company that such Person acquired shares of Common Stock in excess of 9.99% inadvertently or without knowledge of the terms of the Rights and who, together with all Affiliates and Associates, thereafter does not acquire additional shares of Common Stock while the Beneficial Owner of 10% or more of the shares of Common Stock then outstanding and within 10 Business Days of being requested by the Company to do so disposes of the portion of such Common Stock in excess of 9.99%; provided, however, that if the Person requested to so certify fails to do so within 10 Business Days of the Company's request or such Person fails to dispose of such Common Stock in excess of 9.99% within 10 Business Days of the Company's request, then such Person shall become an Acquiring Person immediately after such 10 Business Day period."

               2.   Pursuant to Section 26 of the Rights
     Agreement, Section 11(a)(ii) of the Rights Agreement is hereby amended to read in its entirety as follows:

            "(ii) In the event any Person shall become an Acquiring Person, unless the event causing the Person to become an Acquiring Person is a trans-action set forth in Section 13(a) hereof, or is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstand-ing shares of Common Stock at a price and on terms determined by at least a majority of the Continuing Directors who are not officers of the Company, after receiving advice from one or more nationally recog-nized investment banking firms, to be (a) at a price which is fair to stockholders (taking into account all factors which such members of the Board deem relevant including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders (a "Qualifying Offer"), then, promptly following the first occurrence of a Section 11(a)(ii) Event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hun-dredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of Common Stock on any Trading Day (as defined in Section 11(d) hereof) occurring within the 12 month period immediately preceding the date of such first occurrence (such number of shares, the "Adjustment Shares")."

               3.   Pursuant to Section 26 of the Rights
     Agreement, Section 13(a) of the Rights Agreement is hereby amended by (i) deleting, following the word "that" in the first line thereof, the phrase ", following the Stock Acquisition Date" and (ii) by inserting as a new sentence following the final sentence thereof the follow-ing:

             "Notwithstanding anything in this Agree-
              ment to the contrary, if a Section 13
              Event shall occur prior to the Distribu-tion Date, then (i) the Rights shall sur-vive such Section 13 Event and shall not as a result thereof be cancelled, termi-nated or otherwise cease to exist and
              (ii) the Distribution Date shall be
              deemed to have occurred on the day
              immediately prior to the date of such
              Section 13 Event."

               4.   Pursuant to Section 26 of the Rights
     Agreement, Section 13(d) of the Rights Agreement is hereby amended by deleting the words "tender offer or exchange offer for all outstanding shares of Common Stock which complies with the provisions of Section 11(a)(ii) hereof" and inserting in lieu thereof the term "Qualify-ing Offer".

               5.   Pursuant to Section 26 of the Rights
     Agreement, Section 23 of the Rights Agreement is hereby amended by deleting the words "cash tender pursuant to a
     Schedule 14D-1 (or any successor form) filed with the Securities and Exchange Commission for all outstanding shares of Common Stock not owned by such person or its Affiliates of Associates" and inserting in lieu thereof the term "Qualifying Offer".

               6.   Pursuant to Section 26 of the Rights
     Agreement, Section 25 of the Rights Agreement is hereby amended by replacing the name and address of NCNB Texas National Bank set forth therein with the following:

               "The Bank of New York
               101 Barclay Street
               New York,  New York  10286
               Attention:  Corporate Trust Department."

               7.   Pursuant to Section 26 of the Rights
     Agreement, Section 26 of the Rights Agreement is hereby amended (i) by deleting the parenthetical language in the second sentence thereof and (ii) by inserting immediately following the second sentence thereof the following:

               "Notwithstanding anything in this Agree-
                ment to the contrary, no amendment, wheth-er before or after the Distribution Date, shall be made following the first occur-rence of an event specified in clauses (x) or (y) of the first proviso to Section
                23(a) hereof, unless there are Continuing
                Directors and a majority of such Continu-ing Directors concur in such amendment."

               8.   This Amendment No. 1 may be executed in
     any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

               9. The amendments set forth herein are limit-ed precisely as written and shall not be deemed to be an amendment to any other provision contained in the Rights Agreement. In all respects not inconsistent with the terms and provisions of this Amendment No. 1, the Rights Agreement is hereby ratified and confirmed. In executing and delivering this Amendment No. 1, the Rights Agent shall be entitled to all of the privileges and immunities afforded to the Rights Agent under the terms and condi-tions of the Rights Agreement.

               10. This Amendment No. 1 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws applicable to contracts made and to be performed entirely within such State.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

     ATTEST:                       TRINITY INDUSTRIES, INC.


     By:\S\ Neil O. Shoop          By: \S\ F. Dean Phelps
        Name:  Neil O. Shoop           Name:  F. Dean Phelps
        Title: Treasurer               Title: Vice President



                                   THE BANK OF NEW YORK


                                   By: \S\ James N. Dimino
                                       Name:  James N. Dimino
                                       Title: Assistant Vice President